# SMARTSolution Technologies, L.P.



## A Total Approach to Surface Disinfection of Pathogens

## Robotic Disinfection as a Service (RDaaS)

Presentation By: John Conklin
Chief Executive Operating Officer
Energy Intelligence Center, LLC. & IAQ Technologies, LLC.

Winter 2022

# Safe Buildings

- It's not just about air disinfection.
- Multiple disinfection options:
  - UV-C,
  - Negative Ion Air (Bipolar Ionization), and
  - Robotic Disinfection (Robotic Disinfection as a Service [RDaaS]).
- Why should you disinfection robot?
  - Casinos rely on physical space for gatherings, gaming, participation, and in-person visits.
  - Guests need confidence disinfection has immediate and bottom-line impact.

# Safe Casinos & Buildings *(cont'd)*



- Synergy to existing disinfection that improves purpose and function.
  - Compliments existing disinfection.
  - Provides hands-free disinfection.
  - Will meet stringent IT standards and security practices and measures.
  - Provides multiple functions:
    - Air;
    - Surfaces (doors, windows, counters, benches, desks, water fountains & bottle fillers, gymnasium and gear, etc.; and
    - Intelligent features allow planning, execution and reporting.
- "While you're away comfort."

# Robot Disinfection as a Service [RDaaS]



- Benefits of fully-autonomous disinfection robot:
  - Safe,
  - Scheduling, and
  - UVC disinfection go beyond the removal of harmful viruses.
- Effective, hands-free disinfection.
- Dependable:
  - Robotics technology designed and built by leaders with iRobot and MIT.
- Provides access to multiple robotics solutions for the school.
- We will communicate the value of a UV disinfection robot.
  - Proactive safety measures to keep students, parents, teachers, and staff healthy is a strong message!
  - Remote learning comfort knowing a safe solution is in place when returning.
- Working with existing cleaning best practices you have in place.
- Low cost.